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                                                                    EXHIBIT 1.1

                       3,500,000 Shares of Common Stock


                      GLENBOROUGH REALTY TRUST INCORPORATED


                             UNDERWRITING AGREEMENT


                                                                 March  17, 1997


BEAR, STEARNS & CO. INC.
ROBERTSON, STEPHENS & COMPANY LLC
JEFFERIES & COMPANY, INC.
      as Representatives of the
      several Underwriters named in
      Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Ladies and Gentlemen:

            Glenborough Realty Trust Incorporated, a corporation organized and existing under the laws of Maryland (the "Company") and the sole general partner of Glenborough Properties, L.P. (the "Operating Partnership"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I attached hereto (the "Underwriters") an aggregate of 3,500,000 shares (the "Firm Shares") of its common stock, par value $0.001 per share (the "Common Stock") and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 525,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". Bear, Stearns & Co. Inc., Robertson, Stephens & Company LLC and Jefferies & Company, Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the purchase of the Shares. The Shares are more fully described in the Registration Statement referred to below.

            1. Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-19279), and any amendments thereto, and a related preliminary prospectus for the registration under the Securities
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Act of 1933, as amended (the "Securities Act") of preferred stock, common stock
(including the Shares) and warrants to purchase shares of preferred stock or common stock, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such registration statement, in the form in which it was declared effective, as amended, including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, is hereinafter referred to as the "Initial Registration Statement." Other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives). No stop order suspending the effectiveness of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereafter collectively called the "Registration Statement." The Company proposes to file with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations") the Prospectus Supplement (as defined in Section 4(j) hereof) and the prospectus dated February 25, 1997 (the "Base Prospectus"), and has previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date hereof (being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, are hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. As used herein, the term "date of the Prospectus" shall be deemed to refer to the date of the applicable Prospectus Supplement. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act, is hereafter called a "Preliminary Prospectus." Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained", "included", "stated", "described in" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, and all references in this


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Agreement to amendments or supplements to the Registration Statement or the
Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Additionally, all references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Base Prospectus, the Prospectus Supplement and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                  (b) The Registration Statement and the Base Prospectus, at the time the Registration Statement became effective and as of the date hereof, complied and comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations (including Rule 415(a) of the Securities Act Regulations), and did not and as of the date hereof do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and on the Closing Date referred to in Section 2 hereof, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (a) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Representative expressly for use in the Registration Statement or the Prospectus. Each Preliminary Prospectus and Prospectus filed as part of the Registration Statement, as part of any amendment thereto or pursuant to Rule 424 under the Securities Act Regulations, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulations S-T under the Securities Act) was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sales of the Shares. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement under the Securities Act that have not been described, filed or incorporated by reference therein as required.

                  (c) Arthur Andersen LLP, whose reports are incorporated by reference into the Registration Statement, are independent public accountants with respect to the Company and with respect to the Company's subsidiaries, in each case as required by the Securities Act and the Securities Act Regulations.

                  (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change in the business, business prospects, properties, operations, condition (financial or other) or results of operations of the


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Company or the Operating Partnership and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (any such change with respect to any entity being referred to herein as a "Material Adverse Change"), and since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company, the Operating Partnership nor any of their respective subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company, the Operating Partnership and their respective subsidiaries taken as a whole, except for liabilities or obligations which are set forth in or contemplated by the Registration Statement and the Prospectus.

                  (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and the Operating Partnership and this Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership.

                  (f) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not
(i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to, any agreement, instrument, franchise, license or permit to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which any of such entities or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the partnership agreement of the Operating Partnership, the certificate of incorporation or by-laws of the Company or any of the subsidiaries of the Company or Operating Partnership or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or any of their respective properties or assets, except for those violations or conflicts that would not have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (g) All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, were or will be, as the case may be, duly and validly issued


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and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus Supplement under the caption "Capitalization" and in the descriptions thereof incorporated by reference in the Prospectus. The Common Stock, including the Shares, conform to the description thereof contained in the Registration Statement and the Prospectus. The Company is the sole general partner of the Operating Partnership; the partnership agreement of the Operating Partnership has been duly authorized, executed and delivered by each partner thereto and is valid, legally binding and enforceable in accordance with its terms; all of the partnership interests in the Operating Partnership have been duly and validly authorized and issued and (except as described in the Prospectus) are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims. All issued and outstanding securities of the Operating Partnership have been duly and validly authorized and issued in compliance with the federal and state securities laws. The units of the Operating Partnership issued or to be issued in connection with the acquisitions described in the Prospectus Supplement under the caption "Recent Activities" will be duly and validly issued in compliance with the federal and state securities laws when issued in the manner described in the Prospectus.

                  (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of California. The Company is duly qualified and in good standing as a foreign corporation, and the Operating Partnership has been duly qualified and is in good standing as a foreign limited partnership, in each jurisdiction in which the character or location of its respective properties (owned, leased or licensed) or the nature or conduct of its respective business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole. Each of the Company and the Operating Partnership has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for the absence of which individually or in the aggregate would not have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries taken as a whole, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                  (i) Each subsidiary of the Company or the Operating Partnership has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each subsidiary of the Company or the Operating Partnership is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole.


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Each subsidiary of the Company and the Operating Partnership has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for the absence of which individually or in the aggregate would not have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries taken as a whole, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. All of the capital stock in each subsidiary of the Company or the Operating Partnership has been duly and validly authorized and issued and (except as described in the Prospectus) is owned directly or indirectly by the Company or the Operating Partnership, as the case may be, free and clear of all liens, encumbrances, equities or claims.

                  (j) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or to which any property of the Company, the Operating Partnership or any of their respective subsidiaries is subject or which is pending or, to the knowledge of the Company and the Operating Partnership, contemplated against the Company, the Operating Partnership or any of their respective subsidiaries which might result in any material adverse change in the business, business prospects, properties, operations, condition (financial or other) or, results of operations of the Company, the Operating Partnership and their respective subsidiaries taken as a whole, which might materially and adversely affect the transactions contemplated by this Agreement or which is required to be disclosed in the Registration Statement or the Prospectus or in any documents incorporated therein by reference. The descriptions of litigation matters in the Base Prospectus under the captions "Risk Factors -- Litigation Related to Consolidation" and "Risk Factors -- Chapter 11 Reorganization of Partnership Consolidation by Senior Management" and the descriptions of such matters incorporated by reference in the Prospectus are complete and accurate in all material respects.

                  (k) Neither the Company nor the Operating Partnership has taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                  (l) The financial statements, including the notes thereto, and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company, its subsidiaries and their predecessors in interests of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and no other financial statements or supporting schedules are required to be included in the Registration Statement. The Company's ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred


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stock dividends included in the Base Prospectus under the caption "Ratio of
Earnings to Fixed Charges" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Securities Act Regulations. The financial data incorporated by reference in the Prospectus and set forth in the Prospectus Supplement under the captions "Selected Historical and Pro Forma Financial and Other Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained or incorporated by reference in the Registration Statement; and the pro forma condensed consolidated financial statements of the Company and the related notes thereto incorporated by reference in the Prospectus and included under the caption "Selected Historical and Pro Forma Financial and Other Data" and elsewhere in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (m) Except as described in the Prospectus, no holder of securities of the Company or the Operating Partnership has any rights to the registration of securities of the Company or securities of the Operating Partnership that are convertible, exchangeable or exercisable for securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                  (n) Except as described in the Prospectus, the Company, the Operating Partnership and their respective subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(l) above or elsewhere in the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as are described in the Prospectus and such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Operating Partnership or any of their respective subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company, the Operating Partnership or their respective subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, the Operating Partnership or any of their respective subsidiaries.

                  (o) The Company, the Operating Partnership and their respective subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except insofar as the failure to file such returns would not have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole. The Company, the Operating Partnership and their respective subsidiaries have made adequate charges, accruals and reserves in their respective financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company, the Operating Partnership or any of their


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respective subsidiaries has not been finally determined, except to the extent of any inadequacy that would not have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole.

                  (p) Except as described in the Prospectus, the Company, the Operating Partnership and each of their respective subsidiaries are insured by recognized financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks that the Company believes are adequate to insure against potential losses, with such policies including, but not limited to, policies covering real and personal property owned or leased by the Company, the Operating Partnership or any of their respective subsidiaries against theft, damage, destruction, acts of vandalism and such other risks. Neither the Company nor the Operating Partnership has any reason to believe that they or any of their respective subsidiaries will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not result in a Material Adverse Change in the Company, the Operating Partnership or any of their respective subsidiaries. Neither the Company, the Operating Partnership nor any of their respective subsidiaries has been denied any insurance coverage for which it has sought or applied.

                  (q) Except as otherwise disclosed in the Prospectus or as would not, individually or in the aggregate, result in a Material Adverse Change in the Company, the Operating Partnership and their respective subsidiaries, taken as a whole, (i) neither the Company, the Operating Partnership nor any of their respective subsidiaries is in violation of any federal, state, local or foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company, the Operating Partnership or


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any of their respective subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company, the Operating Partnership or any of their respective subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company, the Operating Partnership or any of their respective subsidiaries is in any such violation; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company, the Operating Partnership or any of their respective subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, or any Material of Environmental Concern at any location owned, leased or operated by the Company, the Operating Partnership or any of their respective subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best knowledge of the Company and the Operating Partnership, threatened against the Company, the Operating Partnership or any of their respective subsidiaries or, to the best knowledge of the Company or the Operating Partnership, against any person or entity whose liability for any Environmental Claim the Company, the Operating Partnership or any of their respective subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of knowledge of the Company and the Operating Partnership, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, the Operating Partnership or any of their respective subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, the Operating Partnership or any of their respective subsidiaries has retained or assumed either contractually or by operation of law.

                  (r) In the ordinary course of their business, the Company and the Operating Partnership conduct periodic reviews of the effect of Environmental Laws on the business, operations and properties of the Company, the Operating Partnership and their respective subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of their established reserves, the Company and the Operating Partnership have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change in the Company, the Operating Partnership and their respective subsidiaries, taken as a whole.

                  (s) Except as otherwise described in the Prospectus, there are no business relationships or related-party transactions of the type described in
Item 404 of Regulation S-K of the Commission involving the Company, the Operating Partnership or any of their respective subsidiaries, except for such transactions that would be considered immaterial under such Item 404. The descriptions in the Prospectus Supplement under the caption "Certain Relationships and Related Transactions" and the descriptions of such matters incorporated by reference in the Prospectus are complete and accurate in all material respects.

                  (t) The Company will elect to be taxed as a "real estate investment trust" ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), effective beginning in its taxable year 1996. The Company has at all times beginning on January 1, 1996 qualified for taxation as a REIT under the Code and intends to continue to operate in such manner.

                  (u) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from


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
the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

                  (v) Neither the Company, the Operating Partnership nor any of their respective subsidiaries is, or, after giving effect to the issue and sale of the Shares by the Company will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                  (w) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                  (x) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the respective times the Registration Statement and any amendments thereto became effective, at the date hereof and at the Closing Date, did not and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Any certificate signed by an officer of the Company or the Operating Partnership and delivered to the Representatives or their counsel shall be deemed to be a representation and warranty by the Company or the Operating Partnership, as the case may be, as to the matters covered thereby.

            2. Purchase, Sale and Delivery of the Shares.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $19.130175, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

                  (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York, or at such other place as shall be agreed upon by you and the Company, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you


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and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in same day funds, against delivery to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least 48 hours prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least 24 hours prior to the Closing Date.

                  (c) In addition, the Company hereby grants to the Underwriters the option to purchase up to 525,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least 48 hours prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least 24 hours prior to the Additional Closing Date.

                  (d) The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

                  (e) Payment for the Additional Shares shall be made by wire transfer in same day funds at the office Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

            3. Offering. Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

            4. Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally covenant and agree with the Underwriters that:

                  (a) The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment of or supplement to the Registration Statement or the Prospectus or any document to be filed pursuant to the Exchange Act during any period when the Prospectus is required to be delivered under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments or inquiries from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any post-effective amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations) to which the Representatives or Underwriters' Counsel (as hereinafter defined) shall reasonably object, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object.

                  (b) If any event shall occur as a result of which the Prospectus would, in the judgment of the Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Securities Act Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

                  (c) The Company has delivered to you four signed copies of the Registration Statement as originally filed, including exhibits and all documents incorporated or deemed to be incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters, from time to time during the period that the Prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus and the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request.

                  (d) The Company will endeavor in good faith, in cooperation with you, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                  (e) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs (or if such fiscal quarter is the Company's fourth fiscal quarter, not later than 90 days after the end of such quarter), an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act).

                  (f) During the period of 90 days from the date of the Prospectus, the Company and the Operating Partnership will not, directly or indirectly without your prior written consent, issue, sell, offer or agree to sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of, any shares of Common Stock (or any securities convertible into, exchangeable or exercisable for shares of Common Stock), other than (i) the Company's sale of Shares hereunder and the Company's issuance of Common Stock upon the exercise of presently outstanding stock options, (ii) the exchange of outstanding units in the Operating Partnership for Common Stock, (iii) the issuance, in connection with bona fide acquisitions of real property or interests therein, of shares of Common Stock or units in the Operating Partnership such that the aggregate number of shares of Common Stock issued, or which may be issued upon conversion or exchange of such units, will not exceed 3,500,000 (the "Permitted Securities"), provided, however, that as a precondition to any such issuance, the Company or the Operating Partnership, as the case may be, shall obtain the undertaking of each such holder that it will not engage in any of the aforementioned transactions during the period of 90 days from the date of the Prospectus and place on the face of any such Permitted Security a legend to that effect.

                  (g) The Company will obtain the undertaking of each of its officers and directors and such of its stockholders as have been heretofore designated by you and listed on Schedule II attached hereto that, during the period of 180 days from the date of the Prospectus, each of them will not, directly or indirectly, without your prior written consent, issue, sell, offer or agree to sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of, any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for shares of Common Stock).

                  (h) During a period of three years from the date of the Prospectus, the Company will furnish to you copies of (i) all reports to its stockholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                  (i) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Base Prospectus and the Prospectus Supplement.

                  (j) Immediately following the execution of this Agreement, the Company will prepare a prospectus supplement, dated the date hereof (the "Prospectus Supplement"), containing the plan of distribution of the Shares and such other information as may be required by the Securities Act or the Securities Act Regulations or as the Representatives and the Company deem appropriate, and will file or transmit for filing with the Commission in accordance with Rule 424(b) of the Securities Act Regulations copies of the Prospectus (including such Prospectus Supplement).

                  (k) If the Company elects to rely upon Rule 462(b), the Company shall file the 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

                  (l) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.


            5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement, the Agreement Among Underwriters and the Selling Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Memorandum" and the fees of counsel in connection therewith and such counsel's disbursements in relation thereto, (iv) listing the Shares on the NYSE, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc.(the "NASD"), (vi) the cost of printing certificates representing the Shares and (vii) the cost and charges of any transfer agent or registrar; provided, however, except as provided for in
Section 11, that the Company shall have no obligation to reimburse the Underwriters or the Representatives for (a) fees, disbursements and out-of-pocket expenses of counsel for the Underwriters or the Representatives other than pursuant to clause (iii) above or (b) expenses in connection with the offering that are customarily borne by the representatives in public offerings of securities of real estate investment trusts.

            6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Operating Partnership herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Latham & Watkins ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Operating Partnership of their respective obligations hereunder, and to the following additional conditions:

                  (a) On the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission. The Prospectus (including the Prospectus Supplement referred to in
Section 4(j) hereof) shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the Securities Act Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

                  (b) On the Closing Date you shall have received the opinion of Morrison & Foerster LLP, counsel for the Company and the Operating Partnership, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

                        (ii) The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole.

                        (iii) The Company has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                        (iv) The Operating Partnership has been duly formed under the laws of the State of California, with a stated term beyond the term of the documents being executed in connection with the transactions contemplated hereby; the partnership agreement of the Operating Partnership has been duly authorized, executed and delivered by each partner thereto and is valid, legally binding and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by the effect of general principles of equity; and all of the partnership interests in the Operating Partnership have been duly and validly authorized and issued and (except as described in the Prospectus) are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims. All issued and outstanding securities of the Operating Partnership have been duly and validly authorized and issued in compliance with the federal and state securities laws. The units of the Operating Partnership to be issued in connection with the acquisitions described in the Prospectus Supplement under the caption "Recent Activities" will be duly and validly issued in compliance with the federal and state securities laws when issued in the manner described in the Prospectus.

                        (v) The Operating Partnership has been duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries, taken as a whole.

                        (vi) The Operating Partnership has all requisite power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                        (vii) Each subsidiary of the Company or the Operating Partnership that is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X of the Commission) (collectively, the "Material Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                        (viii) Each Material Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, the Operating Partnership and their respective subsidiaries taken as a whole.

                        (ix) Each Material Subsidiary has all requisite power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                        (x) All of the capital stock or partnership units in each Material Subsidiary has been duly and validly authorized and issued and (except as described in the Prospectus) is owned directly or indirectly by the Company or the Operating Partnership, as the case may be, free and clear of all liens, encumbrances, equities or claims.

                        (xi) The Company has an authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                        (xii) The Common Stock currently outstanding is listed, and the Shares to be sold under this Agreement to the Underwriters are duly authorized for listing, on the NYSE.

                        (xiii) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and the Operating Partnership and this Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership.

                        (xiv) To the best knowledge of such counsel and except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company, the Operating Partnership or any of the Material Subsidiaries is a party or to which any property of the Company, the Operating Partnership or any of the Material Subsidiaries is subject or which is pending or contemplated against the Company, the Operating Partnership or any of the Material Subsidiaries which might result in any material adverse change or any development involving a material adverse change in the business, business prospects, properties, operations, condition (financial or other) or results of operations of the Company, the Operating Partnership and their respective subsidiaries taken as a whole, which might materially and adversely affect the transactions contemplated by this Agreement or which is required to be disclosed in the Registration Statement and the Prospectus. The descriptions of litigation matters in the Base Prospectus under the captions "Risk Factors -- Litigation Related to Consolidation" and "Risk Factors -- Chapter 11 Reorganization of Partnership Consolidation by Senior Management" are complete and accurate in all material respects.

                        (xv) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of the Material Subsidiaries pursuant to any agreement, instrument, franchise, license or permit known to such counsel to which the Company, the Operating Partnership or any of the Material Subsidiaries is a party or by which any of such entities or their respective properties or assets may be bound that is material to the Company, the Operating Partnership and their subsidiaries, taken as a whole (collectively, the "Material Contracts") or (B) violate or conflict with any provision of the partnership agreement of the Operating Partnership, the certificate of incorporation or by-laws of the Company or any of the Material Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, the Operating Partnership or any of the Material Subsidiaries or any of their respective properties or assets, except for those violations or conflicts that would not have a material adverse effect on the Company, the Operating Partnership and their subsidiaries, taken as a whole. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, the Operating Partnership or any of the Material Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (A) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (B) such as have been made or obtained under the Securities Act or the rules of the NYSE.

                        (xvi) At the time the Registration Statement became effective and on the date hereof, the Registration Statement and the Prospectus as amended or supplemented (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) complied and comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

                        (xvii) The documents incorporated or deemed to be incorporated by reference in the Prospectus (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

                        (xviii) The Registration Statement, including any Rule 462(b) Registration Statement, is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof or the Rule 462(b) Registration Statement has been issued and no proceedings therefor have been initiated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Regulations has been made in the manner and within the time period required by such Rule 424(b).

                        (xix) To the best knowledge of such counsel and except as described in the Prospectus, no holder of securities of the Company or the Operating Partnership has any rights to the registration of securities of the Company or securities of the Operating Partnership that are convertible, exchangeable or exercisable for securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                        (xx) To the best knowledge of such counsel, there are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Commission involving the Company or the Operating Partnership, except as disclosed in the Prospectus or except for such transactions that would be considered immaterial under such Item. To the best knowledge of such counsel, the descriptions in the Prospectus Supplement under the caption "Certain Relationships and Related Transactions" (except for the financial or numerical data included therein, as to which counsel need not render an opinion) are accurate in all material respects.

                        (xxi) Commencing with its fiscal year ending December 31, 1996, the Company has been organized in conformity with the requirements for qualification as a REIT and its method of operation enables it to continue to meet the requirements for qualification and taxation as a REIT under the Code, and the conversion rights of the limited partners of the Operating Partnership or of other holders of securities of the Operating Partnership will not cause the Company to fail to satisfy the diversity test of Section 856(a)(6) of the Code.

                        (xxii) The Operating Partnership is properly treated (A) as a partnership for federal income tax purposes and (B) not as an association or publicly traded partnership taxable as a corporation.

                        (xxiii) Neither the Company, the Operating Partnership nor any Material Subsidiary is, or, after giving effect to the issue and sale of the Shares by the Company will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                        (xxiv) The statements in the Base Prospectus under the captions "Risk Factors -- Certain Tax Risks", "Certain Provisions of the Company's Charter and Bylaws" and "Federal Income Tax Consequences" and
      (ii) in Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, legal documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and, as of the date of the Prospectus Supplement and as of the date hereof, fairly present and summarize, in all material respects, the matters referred to therein.

                        (xxv) In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company and the Operating Partnership, representatives of the independent public accountants for the Company and the Operating Partnership and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or incorporated therein by reference, and they have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information incorporated therein by reference or deemed to be part of the Registration Statement, as amended (except for financial statements and schedules and other financial statistical data included therein, as to which such counsel need make no statement) or any subsequent amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, including the documents incorporated or deemed to be incorporate therein, (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement) as of its date (or any subsequent amendment thereof or subsequent supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of the United States, California and any other jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; provided, that such opinion shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Operating Partnership and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company, the Operating Partnership and their respective subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel and such opinion shall state that such counsel and the Underwriters are justified in so relying upon any such certificate. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                  (c) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company on behalf of the Company and as the sole general partner of the Operating Partnership, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company and the Operating Partnership set forth in Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Company and the Operating Partnership to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company, the Operating Partnership and their respective subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company, the Operating Partnership and their respective subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

                  (e) At the time this Agreement is executed and at the Closing Date, you shall have received a letter, from Arthur Andersen LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to financial statements and certain information of the Company and its subsidiaries contained or incorporated by reference in the Registration Statement and the Prospectus.

                  (f) Prior to the Closing Date the Company and the Operating Partnership shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (g) You shall have received from each person who is a director or officer of the Company or such stockholder as have been heretofore designated by you and listed on Schedule II hereto an agreement to the effect that such person will not, directly or indirectly, without your prior written consent, issue, sell, offer or agree to sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of, any shares of Common Stock (or any securities convertible into, exchangeable or exercisable for shares of Common Stock) for a period of 180 days after the date of the Prospectus.

                  (h) At the Closing Date, the Shares shall have been approved for listing on the NYSE.

                  (i) At the Closing Date, you shall have received the opinion of Frank E. Austin, General Counsel of the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                        (i) The statements in the Base Prospectus under the captions "Risk Factors -- Risks Associated with Acquisitions -- Assumption of General Partner Liabilities", "Risk Factors -- Risks Relating to Real Estate -- Management, Leasing and Brokerage Risks; Lack of Control of Associated Companies", "Risk Factors -- Risks Relating to Real Estate -- Environmental Matters", "Risk Factors -- Risks Relating to Real Estate -- Potential Liability Under the Americans with Disabilities Act", "Risk Factors -- Limitation on Ownership of Common Stock May Preclude Acquisition of Control", "Risk Factors -- Additional Capital Requirements", "Description of Preferred Stock", "Description of Common Stock", "Description of Warrants" and "Plan of Distribution" and the statements in the Prospectus Supplement under the captions "The Company," "Recent Activities", "Price Range of Common Stock and Distribution History", "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Recent Activities," "Management," "Certain Relationships and Related Transactions" and "Underwriting", insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, legal documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

                        (ii) In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company and the Operating Partnership, representatives of the independent public accountants for the Company and the Operating Partnership and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information incorporated therein by reference or deemed to be part of the Registration Statement, as amended (except for financial statements and schedules and other financial statistical data included or incorporated by reference therein, as to which such counsel need make no statement), or any subsequent amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, including the information incorporated or deemed to be incorporated therein, (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement) as of its date (or any subsequent amendment thereof or subsequent supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein).

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

            7. Indemnification.

                  (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus, preliminary prospectus supplement or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that neither the Company nor the Operating Partnership will be liable in any such case (i) to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by or on behalf of any Underwriter through you expressly for use therein and (ii) with respect to any Preliminary Prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability results from the fact that an Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or Prospectus Supplement as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of the Underwriters results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or preliminary prospectus supplement which was corrected in the Prospectus or Prospectus Supplement as then amended. This indemnity agreement will be in addition to any liability which the Company and the Operating Partnership may otherwise have including under this Agreement.

                  (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, the Operating Partnership and each other person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus, preliminary prospectus supplement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company and the Operating Partnership acknowledge that the statements set forth in the last paragraph of the outside front cover, the stabilization language on the inside front cover and the statements set forth in the second paragraph under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, as originally filed or in any amendment thereof, any related Preliminary Prospectus or preliminary prospectus supplement or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7, except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

            8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Operating Partnership and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Operating Partnership any contribution received by the Company or the Operating Partnership from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Operating Partnership and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Operating Partnership and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Operating Partnership, and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Partnership, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

            9. Default by an Underwriter.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                  (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement, or in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

                  (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Additional Shares.

            10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Operating Partnership contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors, the Operating Partnership or any controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

            11. Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective upon the execution of this Agreement.

                  (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the NYSE or the American Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the American Stock Exchange by such exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or (D) there shall have occurred any Material Adverse Change with respect to the Company, the Operating Partnership and their respective subsidiaries taken as a whole; or (E) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

            12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and , if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Keith Locker; if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, 400 South El Camino Real, Suite 100, San Mateo, CA 94402-1708, Attention: Frank Austin.

            13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Operating Partnership and the controlling persons, directors, officers, employees and agents referred to in Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

            14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

            If the foregoing correctly sets forth the understanding among you, the Company and the Operating Partnership, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                Very truly yours,

                                GLENBOROUGH REALTY TRUST INCORPORATED

                                By________________________________

                                Name_____________________________

                                Title____________________________

                                GLENBOROUGH PROPERTIES, L.P.
                                By Glenborough Realty Trust Incorporated
                                Its General Partner

                                By________________________________

                                Name_____________________________

                                Title____________________________

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
ROBERTSON, STEPHENS & COMPANY LLC
JEFFERIES & COMPANY, INC.

On behalf of themselves and the other Underwriters named in Schedule I hereto.

BEAR, STEARNS & CO. INC.

By ________________________________

  Name_____________________________

  Title____________________________

                                   SCHEDULE I



                                                                  Number of Firm
Name of Underwriter                                       Shares to be Purchased
--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. .  . . . . . . . . . . . . . . . . .   1,200,000
Robertson, Stephens & Company LLC . . . . . . . . . . . . . .   1,200,000
Jefferies & Company, Inc. . . . . . . . . . . . . . . . . . .     600,000

A.G. Edwards & Sons, Inc. . . . . . . . . . . . . . . . . . .     100,000
J.P. Morgan Securities Inc. . . . . . . . . . . . . . . . . .     100,000
PaineWebber Incorporated  . . . . . . . . . . . . . . . . . .     100,000

Arnhold and S. Bleichroeder, Inc. . . . . . . . . . . . . . .      50,000
Crutenden Roth Incorporated . . . . . . . . . . . . . . . . .      50,000
Legg Mason Wood Walker, Incorporated. . . . . . . . . . . . .      50,000
The Shemano Group, Inc. . . . . . . . . . . . . . . . . . . .      50,000
                                                                ---------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,500,000
                                                                =========

                                   SCHEDULE II


GPA, Ltd.